Exhibit 10.19.7

AVERY DENNISON CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, dated December 2, 2004, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to afford Employee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the Employee Stock Option and Incentive Plan; and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the Option provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said Option, which the Committee has determined should be a Non-Qualified Stock Option, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I - DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Beneficiary

“Beneficiary” shall mean a person properly designated by the Employee, including his/her spouse or heirs at law, to exercise such Employee’s rights under the Plan. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with procedures established by the Committee or the Company, and shall be effective upon delivery to the Company.

1.2	Change of Control

“Change of Control” shall have the same meaning given in Article 10.2 of the Plan.

1.3	Option

“Option” shall mean the option to purchase common stock of the Company granted under this Agreement.

1.4	Plan

The “Plan” shall mean the Employee Stock Option and Incentive Plan, as amended and restated.

1.5	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.

*	Refer to attached Notice

1.6	Secretary

“Secretary” shall mean the Secretary of the Company.

1.7	Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 33 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.8	Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment or continuing employment by the Company or a Subsidiary, and, at the discretion of the Committee or the Company, terminations which result in the severance of the employee-employer relationship that do not exceed one year. The Committee or the Company shall determine the effect of all other matters and questions relating to Termination of Employment.

ARTICLE II - GRANT OF OPTION

2.1	Grant of Option

In consideration of Employee’s agreement to remain in the employ of Company or its subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Employee the option to purchase any part or all of an aggregate of * shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan.

2.2	Purchase Price

The purchase price of the shares of stock covered by the Option shall be fifty nine and 18500/10000 dollars ($59.185) per share without commission or other charge.

2.3	Consideration to Company

In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient service to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted (unless the Employee retires before the end of such period and the Employee satisfies the requirements of the last paragraph of Subsection 3.1(a)). Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause. Nor shall it interfere with or restrict in any way, other than the forfeiture of all rights under this Agreement, the right of the Employee voluntarily to terminate his employment with the Company or a Subsidiary.

2.4	Adjustments in Option

In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with

*	Refer to attached Notice

the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include a necessary corresponding adjustment in the option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

ARTICLE III - PERIOD OF EXERCISABILITY

3.1	Commencement of Exercisability

(a)	The Option will vest (become available for exercise) nine years and nine months from the date the Option was granted. However, if certain conditions are met, the Option will become eligible for accelerated or early vesting three years from the date the Option was granted or on subsequent anniversary dates thereafter.

Such early or accelerated vesting will occur provided that the Company’s return on total capital as reported in the annual report to shareholders (or other report) for the most recently completed fiscal year equals or exceeds the sixty-seventh (67%) percentile of the return on total capital for the peer group companies (as listed in the Company’s proxy statement) for such third year (the performance test). (For example, the performance test for accelerated vesting for options granted in December 2003 will be based on the return on total capital for 2006).

To facilitate the peer group performance comparison needed to determine whether option vesting is accelerated, the figures for peer group companies return on total capital will be based upon the twelve-month performance for each company in the peer group closest to the Company’s fiscal year end, using the most recent publicly available financial information for such companies.

If the Company meets the performance test described above, all prior non-vested Options eligible for accelerated vesting will become available for exercise as soon as possible following the Committee’s certifications of the Company’s performance as compared to the performance of the peer group companies.

If the Company fails to meet the performance test described above, all prior non-vested Options eligible for accelerated vesting will be subject to a similar performance test following the end of the next fiscal year. The test for accelerated vesting of Options will continue to “roll” forward in the manner described above until the Company passes the performance test, until nine years and nine months have elapsed from the date of grant, or until such Options otherwise vest as described herein.

Alternatively, Options, granted to employees as participants in the Long Term Incentive Plan, who (i) retire under the Company’s retirement plan within sixty (60) days of the date of Termination of Employment, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment, provided that the Company has met the performance test (as described above) for the fiscal year ending prior to the employee’s retirement.

(b)	No portion of the Option which is unexercisable under Subsection (a) above at Termination of Employment shall thereafter become exercisable, unless otherwise determined by the Committee.

(c)	Notwithstanding Subsections 3.1(a) and 3.1(b) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

3.2	Term of Option

The Option will expire and will not, under any condition, be exercisable after the tenth (10th) anniversary of the date the Option was granted. Such date shall be the Option’s Expiration Date.

3.3	Exercise of Option after Termination of Employment

This Option is exercisable by the Employee only while he is employed by the Company or a Subsidiary, subject to the following exceptions:

(a)	If the Employee dies while the Option is exercisable under the terms of this Agreement, the Employee’s Beneficiary may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Employee’s death, and the Committee or the Company may in its discretion extend the Expiration Date of the Option to accommodate such exercise.

(b)	If the Employee’s employment is terminated due to his permanent and total disability, as defined in Section 22(c)(3) of the Code, the Employee may exercise the Option, subject to the limitation in Subsection 3.1(b), within thirty six (36) months after Termination of Employment, but not later than the Option’s Expiration Date.

(c)	If the Employee’s employment is terminated due to his retirement, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within sixty (60) months after Termination of Employment, but not later than the Option’s Expiration Date.

(d)	If the Employee’s employment is terminated other than for good cause or the reasons set forth in Subsections (a) through (c) above, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within six (6) months after Termination of Employment, but not later than the Option’s Expiration Date.

ARTICLE IV - EXERCISE OF OPTIONS

4.1	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2. Each partial exercise shall be for not less than twenty-five (25) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2	Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised by delivery (hard copy, fax or e-mail, as appropriate) to the Secretary or to the Company’s Securities Administrator of all of the following:

(a)	A written notice, complying with the applicable procedures established by the Committee or the Company, stating that the Option or portion is thereby exercised; the notice shall be signed by the Employee or the other person then entitled to exercise the Option, or alternatively, if the option exercise is executed through the Company’s designated broker (including execution of stock option exercise electronically through the Web site of the Company’s designated broker), then such notice shall not be required; and

(b)	Full payment for the shares with respect to which the option or portion thereof is exercised. Payment may be made (i) in cash (or by certified or bank cashier’s check), or (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the option is exercised equal to the aggregate exercise purchase price of the shares with respect to which the option or portion thereof is exercised, or (iii) by a combination of cash and surrender of stock in the manner herein specified, or (iv) irrevocable instructions to a broker, acceptable to the Company, to deliver promptly to the Company the amount of the sale or the loan proceeds necessary to pay the option price; or (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the aggregate exercise price of such Option; and

(c)	Full payment to the Company of any federal, state, local or foreign taxes required to be withheld in connection with the exercise. Payment may be made (i) in cash (or by certified or bank cashier’s check), or (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the option is exercised equal to the tax liability with respect to which the option or portion thereof is exercised, or (iii) by a combination of cash and surrender of stock in the manner herein specified, or (iv) irrevocable instructions to a broker, acceptable to the Company, to deliver promptly to the Company the amount of the sale or the loan proceeds necessary to pay the tax liability; or (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the tax liability (and provided that in any event Employee is responsible for the payment of any and all applicable taxes related to this stock option grant and any exercise of stock options hereunder); and

(d)	In the event the Option or portion thereof shall be exercised by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

4.3	Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Company may from time to time establish for reasons of administrative convenience; and

(e)	The receipt by the Company of full payment for such shares.

4.4	Rights as Shareholders

The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates or book entries representing such shares shall have been issued or made by the Company, or the Company’s transfer agent, to or for such holder.

ARTICLE V – MISCELLANEOUS

5.1	Option Subject to Plan

The Option is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

5.2	Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures.

5.3	Option Not Transferable

Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution. The Option shall be exercised during the Employee’s lifetime only by the Employee, or his guardian or legal representative.

5.4	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section.

5.5	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6	Construction

This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AVERY DENNISON CORPORATION

By:	*	By:	*
Optionee			Chairman and Chief Executive Officer

Address*:		By:	*
Secretary

*	Refer to attached Notice.

AVERY DENNISON CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, dated December 2, 2004, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to afford Employee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the Employee Stock Option and Incentive Plan; and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the Option provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said Option, which the Committee has determined should be a Non-Qualified Stock Option, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I - DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Beneficiary

“Beneficiary” shall mean a person properly designated by the Employee, including his/her spouse or heirs at law, to exercise such Employee’s rights under the Plan. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with procedures established by the Committee or the Company, and shall be effective upon delivery to the Company.

1.2	Change of Control

“Change of Control” shall have the same meaning given in Article 10.2 of the Plan.

1.3	Option

“Option” shall mean the option to purchase common stock of the Company granted under this Agreement.

1.4	Plan

The “Plan” shall mean the Employee Stock Option and Incentive Plan, as amended and restated.

1.5	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.

1.6	Secretary

“Secretary” shall mean the Secretary of the Company.

*	Refer to attached Notice.

1.7	Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 33 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.8	Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment or continuing employment by the Company or a Subsidiary, and, at the discretion of the Committee or the Company, terminations which result in the severance of the employee-employer relationship that do not exceed one year. The Committee or the Company shall determine the effect of all other matters and questions relating to Termination of Employment.

ARTICLE II - GRANT OF OPTION

2.1	Grant of Option

In consideration of Employee’s agreement to remain in the employ of Company or its subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Employee the option to purchase any part or all of an aggregate of * shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan.

2.2	Purchase Price

The purchase price of the shares of stock covered by the Option shall be fifty nine and 18500/10000 dollars ($59.185) per share without commission or other charge.

2.3	Consideration to Company

In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient service to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted (unless the Employee retires before the end of such period and the Employee satisfies the requirements of the last paragraph of Subsection 3.1(a)). Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause. Nor shall it interfere with or restrict in any way, other than the forfeiture of all rights under this Agreement, the right of the Employee voluntarily to terminate his employment with the Company or a Subsidiary.

2.4	Adjustments in Option

In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include a necessary corresponding adjustment in the option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

*	Refer to attached Notice.

ARTICLE III - PERIOD OF EXERCISABILITY

3.1	Commencement of Exercisability

(a)	The Option will vest (become available for exercise) nine years and nine months from the date the Option was granted. However, if certain conditions are met, the Option will become eligible for accelerated or early vesting three years from the date the Option was granted or on subsequent anniversary dates thereafter.

Such early or accelerated vesting will occur provided that the Company’s return on total capital as reported in the annual report to shareholders (or other report) for the most recently completed fiscal year equals or exceeds the sixty-seventh (67%) percentile of the return on total capital for the peer group companies (as listed in the Company’s proxy statement) for such third year (the performance test). (For example, the performance test for accelerated vesting for options granted in December 2003 will be based on the return on total capital for 2006).

To facilitate the peer group performance comparison needed to determine whether option vesting is accelerated, the figures for peer group companies return on total capital will be based upon the twelve-month performance for each company in the peer group closest to the Company’s fiscal year end, using the most recent publicly available financial information for such companies.

If the Company meets the performance test described above, all prior non-vested Options eligible for accelerated vesting will become available for exercise as soon as possible following the Committee’s certifications of the Company’s performance as compared to the performance of the peer group companies.

If the Company fails to meet the performance test described above, all prior non-vested Options eligible for accelerated vesting will be subject to a similar performance test following the end of the next fiscal year. The test for accelerated vesting of Options will continue to “roll” forward in the manner described above until the Company passes the performance test, until nine years and nine months have elapsed from the date of grant, or until such Options otherwise vest as described herein.

Alternatively, Options, granted to employees as participants in the Long Term Incentive Plan, who (i) retire under the Company’s retirement plan within sixty (60) days of the date of Termination of Employment, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment, provided that the Company has met the performance test (as described above) for the fiscal year ending prior to the employee’s retirement.

(b)	No portion of the Option which is unexercisable under Subsection (a) above at Termination of Employment shall thereafter become exercisable, unless otherwise determined by the Committee.

(c)	Notwithstanding Subsections 3.1(a) and 3.1(b) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

3.2	Term of Option

The Option will expire and will not, under any condition, be exercisable after the tenth (10th) anniversary of the date the Option was granted. Such date shall be the Option’s Expiration Date.

3.3	Exercise of Option after Termination of Employment

This Option is exercisable by the Employee only while he is employed by the Company or a Subsidiary, subject to the following exceptions:

(a)	If the Employee dies while the Option is exercisable under the terms of this Agreement, the Employee’s Beneficiary may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Employee’s death, and the Committee or the Company may in its discretion extend the Expiration Date of the Option to accommodate such exercise.

(b)	If the Employee’s employment is terminated due to his permanent and total disability, as defined in Section 22(c)(3) of the Code, the Employee may exercise the Option, subject to the limitation in Subsection 3.1(b), within thirty six (36) months after Termination of Employment, but not later than the Option’s Expiration Date.

(c)	If the Employee’s employment is terminated due to his retirement, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), to the full term of the option, but not later than the Option’s Expiration Date.

(d)	If the Employee’s employment is terminated other than for good cause or the reasons set forth in Subsections (a) through (c) above, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within six (6) months after Termination of Employment, but not later than the Option’s Expiration Date.

ARTICLE IV - EXERCISE OF OPTIONS

4.1	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2. Each partial exercise shall be for not less than twenty-five (25) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2	Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised by delivery (hard copy, fax or e-mail, as appropriate) to the Secretary or to the Company’s Securities Administrator of all of the following:

(a)	A written notice, complying with the applicable procedures established by the Committee or the Company, stating that the Option or portion is thereby exercised; the notice shall be signed by the Employee or the other person then entitled to exercise the Option, or alternatively, if the option exercise is executed through the Company’s designated broker (including execution of stock option exercise electronically through the Web site of the Company’s designated broker), then such notice shall not be required; and

(b)	Full payment for the shares with respect to which the option or portion thereof is exercised. Payment may be made (i) in cash (or by certified or bank cashier’s check), or (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the option is exercised equal to the aggregate exercise purchase price of the shares with respect to which the option or portion thereof is exercised, or (iii) by a combination of cash and surrender of stock in the manner herein specified, or (iv) irrevocable instructions to a broker, acceptable to the Company, to deliver promptly to the Company the amount of the sale or the loan proceeds necessary to pay the option price; or (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the aggregate exercise price of such Option; and

(c)	Full payment to the Company of any federal, state, local or foreign taxes required to be withheld in connection with the exercise. Payment may be made (i) in cash (or by certified or bank cashier’s check), or (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the option is exercised equal to the tax liability with respect to which the option or portion thereof is exercised, or (iii) by a combination of cash and surrender of stock in the manner herein specified, or (iv) irrevocable instructions to a broker, acceptable to the Company, to deliver promptly to the Company the amount of the sale or the loan proceeds necessary to pay the tax liability; or (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the tax liability (and provided that in any event Employee is responsible for the payment of any and all applicable taxes related to this stock option grant and any exercise of stock options hereunder); and

(d)	In the event the Option or portion thereof shall be exercised by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

4.3	Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Company may from time to time establish for reasons of administrative convenience; and

(e)	The receipt by the Company of full payment for such shares.

4.4	Rights as Shareholders

The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates or book entries representing such shares shall have been issued or made by the Company, or the Company’s transfer agent, to or for such holder.

ARTICLE V - MISCELLANEOUS

5.1	Option Subject to Plan

The Option is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

5.2	Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures.

5.3	Option Not Transferable

Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution. The Option shall be exercised during the Employee’s lifetime only by the Employee, or his guardian or legal representative.

5.4	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section.

5.5	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6	Construction

This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AVERY DENNISON CORPORATION

By:	*	By:	*
Optionee			Chairman and Chief Executive Officer

Address*:		By:	*
Secretary

*	Refer to attached Notice.

AVERY DENNISON CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, dated December 2, 2004, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to afford Employee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the Employee Stock Option and Incentive Plan; and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the Option provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said Option, which the Committee has determined should be a Non-Qualified Stock Option, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I - DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Beneficiary

“Beneficiary” shall mean a person properly designated by the Employee, including his/her spouse or heirs at law, to exercise such Employee’s rights under the Plan. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with procedures established by the Committee or the Company, and shall be effective upon delivery to the Company.

1.2	Change of Control

“Change of Control” shall have the same meaning given in Article 10.2 of the Plan.

1.3	Option

“Option” shall mean the option to purchase common stock of the Company granted under this Agreement.

1.4	Plan

The “Plan” shall mean the Employee Stock Option and Incentive Plan, as amended and restated.

1.5	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.

1.6	Secretary

“Secretary” shall mean the Secretary of the Company.

*	Refer to attached Notice.

1.7	Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 33 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.8	Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment or continuing employment by the Company or a Subsidiary, and, at the discretion of the Committee or the Company, terminations which result in the severance of the employee-employer relationship that do not exceed one year. The Committee or the Company shall determine the effect of all other matters and questions relating to Termination of Employment.

ARTICLE II - GRANT OF OPTION

2.1	Grant of Option

In consideration of Employee’s agreement to remain in the employ of Company or its subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Employee the option to purchase any part or all of an aggregate of * shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan.

2.2	Purchase Price

The purchase price of the shares of stock covered by the Option shall be fifty nine and 18500/10000 dollars ($59.185) per share without commission or other charge.

2.3	Consideration to Company

In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient service to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause. Nor shall it interfere with or restrict in any way, other than the forfeiture of all rights under this Agreement, the right of the Employee voluntarily to terminate his employment with the Company or a Subsidiary.

2.4	Adjustments in Option

In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include a necessary corresponding adjustment in the option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

*	Refer to attached Notice.

ARTICLE III - PERIOD OF EXERCISABILITY

3.1	Commencement of Exercisability

(a)	The Option shall become exercisable in four cumulative installments as follows:

(i)	The first installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option was granted.

(ii)	The second installment shall consist of an additional twenty five percent (25%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option was granted.

(iii)	The third installment shall consist of an additional twenty five percent (25%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option was granted.

(iv)	The fourth installment shall consist of twenty five percent (25%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option was granted.

The installments provided for in this Subsection (a) are cumulative. Each installment which becomes exercisable shall remain exercisable during the term of the Option, except as otherwise provided in this Agreement.

(b)	No portion of the Option, which is an unexercisable installment under Subsection (a) above at Termination of Employment, shall thereafter become exercisable, unless otherwise determined by the Committee.

(c)	Notwithstanding Subsections 3.1(a) and 3.1(b) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

3.2	Term of Option

The Option will expire and will not, under any condition, be exercisable after the tenth (10th) anniversary of the date the Option was granted. Such date shall be the Option’s Expiration Date.

3.3	Exercise of Option after Termination of Employment

This Option is exercisable by the Employee only while he is employed by the Company or a Subsidiary, subject to the following exceptions:

(a)	If the Employee dies while the Option is exercisable under the terms of this Agreement, the Employee’s Beneficiary may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Employee’s death, and the Committee or the Company may in its discretion extend the Expiration Date of the Option to accommodate such exercise.

(b)	If the Employee’s employment is terminated due to his permanent and total disability, as defined in Section 22(c)(3) of the Code, the Employee may exercise the Option, subject to the limitation in Subsection 3.1(b), within thirty six (36) months after Termination of Employment, but not later than the Option’s Expiration Date.

(c)	If the Employee’s employment is terminated due to his retirement, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within thirty-six (36) months after Termination of Employment, but not later than the Option’s Expiration Date.

(d)	If the Employee’s employment is terminated other than for good cause or the reasons set forth in Subsections (a) through (c) above, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within six (6) months after Termination of Employment, but not later than the Option’s Expiration Date.

ARTICLE IV - EXERCISE OF OPTIONS

4.1	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2. Each partial exercise shall be for not less than twenty-five (25) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2	Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised by delivery (hard copy, fax or e-mail, as appropriate) to the Secretary or to the Company’s Securities Administrator of all of the following:

(a)	A written notice, complying with the applicable procedures established by the Committee or the Company, stating that the Option or portion is thereby exercised; the notice shall be signed by the Employee or the other person then entitled to exercise the Option, or alternatively, if the option exercise is executed through the Company’s designated broker (including execution of stock option exercise electronically through the Web site of the Company’s designated broker), then such notice shall not be required; and

(b)	Full payment for the shares with respect to which the option or portion thereof is exercised. Payment may be made (i) in cash (or by certified or bank cashier’s check), or (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the option is exercised equal to the aggregate exercise purchase price of the shares with respect to which the option or portion thereof is exercised, or (iii) by a combination of cash and surrender of stock in the manner herein specified, or (iv) irrevocable instructions to a broker, acceptable to the Company, to deliver promptly to the Company the amount of the sale or the loan proceeds necessary to pay the option price; or (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the aggregate exercise price of such Option; and

(c)	Full payment to the Company of any federal, state, local or foreign taxes required to be withheld in connection with the exercise. Payment may be made (i) in cash (or by certified or bank cashier’s check), or (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the option is exercised equal to the tax liability with respect to which the option or portion thereof is exercised, or (iii) by a combination of cash and surrender of stock in the manner herein specified, or (iv) irrevocable instructions to a broker, acceptable to the Company, to deliver promptly to the Company the amount of the sale or the loan proceeds necessary to pay the tax liability; or (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the tax liability; (and provided that in any event Employee is responsible for the payment of any and all applicable taxes related to this stock option grant and any exercise of stock options hereunder); and

(d)	In the event the Option or portion thereof shall be exercised by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

4.3	Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Company may from time to time establish for reasons of administrative convenience; and

(e)	The receipt by the Company of full payment of the exercise price and all taxes related to the exercise of the Option.

4.4	Rights as Shareholders

The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates or book entries representing such shares shall have been issued or made by the Company, or the Company’s transfer agent, to or for such holder.

ARTICLE V - MISCELLANEOUS

5.1	Option Subject to Plan

The Option is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

5.2	Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures.

5.3	Option Not Transferable

Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution. The Option shall be exercised during the Employee’s lifetime only by the Employee, or his guardian or legal representative.

5.4	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section.

5.5	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6	Construction

This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AVERY DENNISON CORPORATION

By:	*	By:	*
Optionee			Chairman and Chief Executive Officer

Address*:		By:	*
Secretary

*	Refer to attached Notice.

AVERY DENNISON CORPORATION EMPLOYEE STOCK OPTION AND INCENTIVE PLAN (as amended effective

April 24, 2003) - 2003 UK APPROVED RULES

AWARD AGREEMENT (“THE AGREEMENT”)

THIS AGREEMENT, dated December 2, 2004, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and * an employee of a Constituent Company, hereinafter referred to as “Employee.”

WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the Avery Dennison Corporation Employee Stock Option and Incentive Plan (as amended and restated effective April 24, 2003) (“the Plan”) 2003 UK Approved Rules (“the Sub-Plan”); and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the Option provided for herein to Employee as an inducement to remain in the service of the Company or a Constituent Company and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said Option, which the Committee has determined should be a Non-Qualified Stock Option grant, granted under the Sub-Plan.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I - DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Change of Control

“Change of Control” shall have the same meaning given in Article 10.2 of the Plan, as supplemented and amended by Rule 9 of the Sub-Plan.

1.2	Constituent Company

“Constituent Company” shall have the meaning given in Rule 1.1 of the Sub-Plan (as defined in Schedule 4 paragraph 3(3) of the Income Tax (Earnings and Pensions) Act 2003).

1.3	Option

“Option” shall mean the option to purchase common stock of the Company granted under the Agreement.

1.5	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.

1.6	Secretary

“Secretary” shall mean the Secretary of the Company.

*	Refer to attached Notice.

1.7	Termination of Employment

“Termination of Employment” shall mean the time when the employee-employer relationship between the Employee and the Company or a Constituent Company is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment or continuing employment by the Company a Constituent Company or another company in the same group as the Company, and, at the discretion of the Committee or the Company, terminations which result in the severance of the employee-employer relationship that do not exceed one year. The Committee or the Company shall determine the effect of all other matters and questions relating to Termination of Employment.

ARTICLE II - GRANT OF OPTION

2.1	Grant of Option

In consideration of Employee’s agreement to remain in the employ of Company or its subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Employee the option to purchase any part or all of an aggregate of * shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Sub-Plan and shall also be subject to the terms and conditions set forth in the Plan and the Sub-Plan.

2.2	Option Price

The option price of the shares of stock shall be fifty nine and 18500/10000 dollars (US$59.185) per share without commission or other charge, which was the equivalent of £30.751. (For informational purposes, on December 2, 2004 the exchange rate of £ to US$, as reported by Bloomberg L.P., was £1.00 equals US$1.9246).

2.3	Consideration to Company

In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient service to the Company a Constituent Company or another group company, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least twelve months from the date this Option is granted. Nothing in this Agreement or in the Plan or Sub-Plan shall confer upon the Employee any right to continue in the employment of the Company, a Constituent Company or another group company or shall interfere with or restrict in any way the rights of the Company, Constituent Company or another group company, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause. Nor shall it interfere with or restrict in any way, other than the forfeiture of all rights under this Agreement, the right of the Employee voluntarily to terminate his employment with the Company, Constituent Company or another group company.

2.4	Adjustments in Option

The Committee or the Company shall make an appropriate and equitable adjustment to the Option only in circumstances specified in Rule 6 of the Sub-Plan. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include a necessary corresponding adjustment in the option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

ARTICLE III - PERIOD OF EXERCISABILITY

3.1	Commencement of Exercisability

(a)	The Option shall become exercisable as follows:

(i)	The first installment shall consist of twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option was granted.

*	Refer to attached Notice.

(ii)	The second installment shall consist of an additional twenty five percent (25%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option was granted.

(iii)	The third installment shall consist of an additional twenty five percent (25%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option was granted.

(iv)	The fourth installment shall consist of twenty five percent (25%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option was granted.

The installments provided for in this Subsection (a) are cumulative. Each installment which becomes exercisable shall remain exercisable during the term of the Option, except as otherwise provided in this Agreement.

(b)	No portion of the Option, which is an unexercisable installment under Subsection (a) above at Termination of Employment, shall thereafter become exercisable, unless otherwise determined by the Committee.

(c)	Notwithstanding Subsections 3.1(a) and 3.1(b) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

3.2	Term of Option

The Option will expire and will not, under any condition, be exercisable after the tenth anniversary of the date the Option was granted. Such date shall be the Option’s Expiration Date.

3.3	Exercise of Option after Termination of Employment

This Option is exercisable by the Employee only while he is employed by the Company, Constituent Company or another group company, subject to the following exceptions:

(a)	Termination by Death – if the Employee dies while the Option is exercisable under the terms of this Agreement the Option may be exercised by the Employee’s personal representatives, to the extent then exercisable, for a period of 12 months from the date of death or until the expiration of the stated term of the Option, whichever period is the shorter.

(b)	Termination by Reason of Disability - If the Employee’s employment is terminated due to his permanent and total disability, as defined in Section 22(c)(3) of the Code, the Employee may exercise the Option, subject to the limitation in Subsection 3.1(b), within thirty six (36) months after Termination of Employment, but not later than the Option’s Expiration Date.

(c)	Termination by Reason of Retirement - If the Employee’s employment is terminated due to his retirement the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within thirty-six (36) months after Termination of Employment, but not later than the Option’s Expiration Date.

(d)	Other Termination - If the Employee’s employment is terminated other than for good cause or the reasons set forth in Subsections (a) through (c) above, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within six (6) months after Termination of Employment, but not later than the Option’s Expiration Date.

ARTICLE IV - EXERCISE OF OPTIONS

4.1	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2. Each partial exercise shall be for not less than twenty-five shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2	Manner of Exercise

(a)	A written notice, complying with the applicable procedures established by the Committee or the Company, stating that the Option or portion is thereby exercised; the notice shall be signed by the Employee or the other person then entitled to exercise the Option, or alternatively, if the option exercise is executed through the Company’s designated broker (including execution of stock option exercise electronically through the Web site of the Company’s designated broker), then such notice shall not be required; and

(b)	Full payment to the Company of the aggregate exercise price for the shares with respect to which the Option or portion thereof is exercised must be made in cash (or by certified or bank cashier’s check).

(c)	An exercise shall not be valid unless, in addition to receipt of a valid notice of exercise (hard copy, fax or email, as appropriate) and payment of the option price, the Company is satisfied that the Employee has entered into arrangements which are satisfactory to the Company, to pay all or any part of the British Federal, State, local and foreign taxes for which the Employee is liable and which are required by law to be withheld by the Constituent Company or any other member of the same group of companies as the Constituent Company on the exercise of the Option in accordance with Rule 7.4 of the Sub-Plan.

In the event the Option or portion thereof shall be exercised by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option must be provided.

4.3	Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non assessable and will be allotted to the Employee within 30 days from the effective date of exercise in accordance with Rule 7.2 of the Sub-Plan. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Company may from time to time establish for reasons of administrative convenience; and

(e)	The receipt by the Company of full payment for such shares.

4.4	Rights as Shareholders

The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates or book entries representing such shares shall have been issued or made by the Company, or the Company’s transfer agent, to or for such holder.

ARTICLE V - MISCELLANEOUS

5.1	Option Subject to Plan

The Option is subject to the terms of the Plan as amended by the Sub-Plan, and in the event of any conflict between this Agreement, the Plan and the Sub-Plan, the Sub-Plan shall prevail.

5.2	Administration

The Committee or the Company shall have the power to interpret the Plan, the Sub-Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures.

5.3	Option Not Transferable

Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred. The Option shall be exercised during the Employee’s lifetime only by the Employee, or his guardian or legal representative.

5.4	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section.

5.5	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6	Construction

This Agreement and the Plan and Sub-Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AVERY DENNISON CORPORATION

By:	*	By:	*
Optionee			Chairman and Chief Executive Officer

Address*:		By:	*
Secretary

*	Refer to attached Notice.